Virtus Duff & Phelps Global Infrastructure Fund, Virtus Duff & Phelps Global Real Estate Securities Fund, Virtus Duff & Phelps Real Asset Fund, Virtus Duff & Phelps Real Estate Securities Fund,

Virtus KAR Developing Markets Fund, Virtus KAR Emerging Markets Small-Cap Fund,

Virtus KAR International Small-Mid Cap Fund, Virtus Newfleet Core Plus Bond Fund,

Virtus Newfleet High Yield Fund, Virtus Newfleet Low Duration Core Plus Bond Fund,

Virtus Newfleet Multi-Sector Intermediate Bond Fund, Virtus Newfleet Multi-Sector Short Term Bond Fund, Virtus Newfleet Senior Floating Rate Fund, Virtus Seix Tax-Exempt Bond Fund and

Virtus SGA Emerging Markets Equity Fund, (each a “Fund” and collectively, the “Funds”),

each a series of Virtus Opportunities Trust

Supplement dated September 23, 2025 to the Summary Prospectuses and
Virtus Opportunities Trust Statutory Prospectus applicable to the Funds (collectively, the “Prospectuses”) and to the Statement of Additional Information (“SAI”) applicable to the Funds,

each dated January 28, 2025, as supplemented

Important Notice to Investors

Effective on January 21, 2026 (the “Closing Date”), Class C and C1 Shares of the Funds will no longer be available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (as defined below). Shareholders who own Class C or C1 Shares as of the Closing Date may continue to hold such shares until they convert to Class A Shares, as described in the Statutory Prospectus or other written notice. All other Class C and C1 Share characteristics, including but not limited to 12b-1 plan fees, contingent deferred sales charges, and shareholder service fees, will remain unchanged.

On and after the Closing Date, the Funds will only offer Class C and C1 Shares to existing shareholders through the following types of “Qualifying Transactions”:

  Dividends and/or capital gain distributions may continue to be reinvested in Class C and C1 Shares.

  Shareholders may exchange their Class C and C1 Shares of a Virtus Mutual Fund for Class C and C1 Shares of other Virtus Mutual Funds (other than those for which Class C or Class C1 Shares are being eliminated), as permitted by existing exchange privileges.

Any initial or additional purchase requests for a Fund’s Class C and C1 Shares received on or after the Closing Date will be rejected (other than through a Qualifying Transaction).

Class C and C1 shareholders with systematic investment plans involving investments in Class C and C1 Shares will no longer be able to make automatic investments into Class C and C1 Shares after the Closing Date. Shareholders who do not want their automatic investments to be discontinued must provide alternative investment instructions prior to the Closing Date. Such investment instructions may include investments into another class of the same Fund or another class of a different Virtus Mutual Fund.

On and after the Closing Date, shareholders who own Class C and C1 Shares of a Fund may purchase Class A Shares of the same Fund without regard to the normal initial investment minimum for such shares. Such purchases will be subject to any applicable sales charges. For purposes of determining any applicable sales load, the value of an investor’s account will be deemed to include the value of all applicable shares in eligible accounts, including a Class C and C1 Share account. For additional information see “What arrangement is best for you?” in the Statutory Prospectus. Investors should also consult their financial advisors for more information regarding Class A Shares of the Funds.

No purchases may be made into Class C Shares of any Fund after the close of business on January 21, 2026, provided that the Funds’ transfer agent may make exceptions at its discretion to address operational limitations.

Important Notice to Current Shareholders of Virtus Duff & Phelps Global Infrastructure Fund, Virtus Duff & Phelps Real Asset Fund , Virtus KAR Developing Markets Fund, Virtus Newfleet High Yield Fund and Virtus Seix Tax-Exempt Bond Fund

On January 26, 2026, Class C of each of Virtus Duff & Phelps Global Infrastructure Fund, Virtus Duff & Phelps Real Asset Fund , Virtus KAR Developing Markets Fund, Virtus Newfleet High Yield Fund and Virtus Seix Tax-Exempt Bond Fund will be eliminated as a share class and existing Class C Shares of those Funds will be converted to Class A Shares of each respective Fund. Shareholders holding Class C Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class C Shares immediately prior to the conversion. No sales charges will be imposed in connection with this conversion, and the conversion is not expected to be treated as a taxable event by the U.S. Internal Revenue Service. Please refer to each Fund’s Prospectuses for any differences between share classes, including sales charge structure, expenses and other options.

As of January 26, 2026, references to Class C Shares in the Prospectuses and SAI for Virtus Duff & Phelps Global Infrastructure Fund, Virtus Duff & Phelps Real Asset Fund , Virtus KAR Developing Markets Fund, Virtus Newfleet High Yield Fund and Virtus Seix Tax-Exempt Bond Fund will be removed and Class C Shares for each of those Funds will no longer be available. To the extent that Class C is eliminated for the other Funds in the future, the Prospectuses and SAI for those other Funds will be updated as appropriate at the time of the changes.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VOT 8020/Class C Conversions (09/2025)